UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                          Date of Report: July 9, 2015

                 Date of Earliest Event Reported: June 16, 2015


                                 ILLUMITRY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                     333-202841                  36-4797609
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

                               Arusyak Sukiasyan,
                     Sasunci Davit Square, Yerevan, Armenia
                                Tel. +17027512912
                         Email: illumitrycorp@gmail.com
               (Address of principal executive offices)(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 16, 2015, Harris & Gillespie CPA'S, PLLC (the "Former Accountant") was deregistered per PCAOB Release No. 105-2015-011. As a result of the transaction, on June 16, 2015, the Former Accountant resigned as the Company's independent registered public accounting firm and the Company engaged Michael Gillespie & Associates, PLLC (the "New Accountant") as the Company's independent registered public accounting firm. The engagement of the New Accountant was approved by the Company's Board of Directors.

As the Former Accountant is no longer registered with the PCAOB, the Company may not include the Former Accountant's audit reports or consents in the Company filings with the Commission on or after June 16, 2015. This means that the Company may not include any audit reports or consents of the Former Accountant in any of the Company's upcoming reports, including, for instance, the Company's Form 10-K for the year ended December 31, 2015, any registration statement that the Company would file and any other reports that would require an audit of the period conducted by the Former Accountant.

The Former Accountant's audit report on the financial statements of the Company for the fiscal year ended December 31, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the fiscal year ended December 31 contained an uncertainty about the Company's ability to continue as a going concern.

During the period from October 17, 2014 (inception) through December 31, 2014, and through the interim period ended June 16, 2015, there were no "disagreements" (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the period from October 17, 2014 (inception) through December 31, 2014, and through the interim period ended June 16, 2015, there were no "reportable events" (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a "disagreement" or a "reportable event" (as those terms are defined in Item 304 of Regulation S-K).

On July 9, 2015, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant's response is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                        Description
-----------                        -----------

16 .1          Letter dated July 09, 2015 from Harris & Gillespie CPA's, PLLC

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Illumitry Corp.


Date: July 9, 2015                By: /s/ Arusyak Sukiasyan
                                      ------------------------------------------
                                      Arusyak Sukiasyan
                                      Principal Executive, Financial Officer and
                                      Chief Accounting Officer

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